November 1, 2018 NASDAQ: JBSS

JBSS Overview and Results - Jeffrey Sanfilippo Chairman & CEO FY 2018 Financial Milestones - Mike Valentine CFO & Group President Brand Marketing Overview - Howard Brandeisky Sr. VP Global Marketing & Customer Solutions FY 2019 Strategic Plan - Jeffrey Sanfilippo Chairman & CEO Closing Remarks - Jeffrey Sanfilippo Chairman & CEO Agenda

Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties. Forward-Looking Statements

Consistent Success Over Past 6 Fiscal Years Diluted EPS Increased by 43% from FY 13 to FY 18 Net Sales increased by approximately 21% from FY 13 to FY 18

Yield based on average yearly stock price. 2018 through 10/17 We Return Cash to Our Shareholders

Fy 2018 results

Fisher recipe nuts maintained branded market share leadership and expanded retail distribution Orchard Valley Harvest revenue grew 65% due to new product introductions and new customers in the Consumer Distribution Channel Fisher snack launched “Oven Roasted, Never Fried” snack nut line of products FY 2018 Accomplishments 8

Won Trail Mix Business Award at key Mass Merch customer Introduced new items at key Contract Manufacturing customers Grew Cashew Butter Business FY 2018 Accomplishments 9

Acquisition of Squirrel Brand and Southern Style Nuts expanded our presence in Club, Airlines and Foodservice venues Expanded branded Club presence with OVH Glazed Pecan Salad Toppers Launched branded portfolio on Amazon and created brand stores for consumers Expanded distribution in health care and colleges/university bookstores FY 2018 Accomplishments 10

Fiscal 2018 Net Sales $889 Million Business Channel Diversification (Millions of $)

Fiscal 2018 Net Sales $590 Million FY 2018 Consumer Channel 11.2% vs. FY 17

Fiscal 2018 Net Sales $154 Million FY 2018 Commercial Ingredients Channel vs. FY 17 -6.4% Commercial Ingredients 17%

FY 2018 Contract Packaging Channel Fiscal 2018 Net Sales $145 Million vs. FY 17 -4.6% Contract Packaging 16%

Nut category review

Nut Commodity Prices Up Slightly in FY 18 Source: IRI: Nut Category – Multi Outlet Geography Time Periods: Total FY 11 Year Ending 7/3/11 to FY 2018 data ending 6/24/18 1% increase in FY 18, with a +4% average increase since FY 11

Retail Prices Up Across Cashews, Macs and Walnuts Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: FY 2018 data ending 6/24/18

Steady Category Revenue Growth Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: FY 11 Year Ending 7/3/11 to FY 2018 data ending 6/24/18

Fy 2018 financial milestones

In millions of $ 9.0% CAGR over 26.5 Years JBSS Stockholders’ Equity FY 1991-2018

Increased Pound Volume and Prices De-emphasized Industrial Sales, Lower Prices Low Carb Diet Run Up $889 million In millions of $ Decreased prices and volume 6.6% CAGR over 26.5 Years JBSS Net Sales FYs 1991-2018

In millions of $ Facility Consolidation Project 55% decline in total debt since 2007 JBSS Total Outstanding Debt FYs 1991-2018 Acquisition of Squirrel Brand

JBSS Total Outstanding Debt as % of Net Sales FYs 1991-2018

EBITDA EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation.  In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.

Reconciliation of Net Income to EBITDA

* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income to EBITDA” for reconciliation to GAAP measure (in $ thousands) EBITDA Trends*

PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN %

Fy 2018 brand marketing overview

Snack Nuts Grow Brands Recipe Nuts

Recipe Nuts

Fisher Recipe Slight Decline in Dollars and Flat in Pounds for FY 2018 Total Fisher Recipe Brand Growth FY 18 vs. FY 17 DOLLAR NET SALES POUND SALES Source: JBSS shipment data 52 week versus 52 week comparison Fisher Recipe Category only. Recipe Nuts (2)% FLAT

Fisher Recipe Market Share Almost Flat in FY 2018, but Up +11 Pts since FY 2013 Source: IRI: Total Recipe Nut Category – Multi Outlet Geography – FY 2013 - 2018 Data Ending 6/24/18

Fisher Recipe Continued to Expand Distribution in FY 2018 New distribution at Meijer Stores New distribution at Publix Stores Recipe Nuts Source: IRI: Total Recipe Nut Category – Multi Outlet Geography – FY 2013 - 2018 Data Ending 6/24/18

National Distribution Hawaii Updated 8.18.18 Recipe Distribution Fisher Recipe has Strong Distribution Nationally 34

Continue to Build Fisher Brand Equity with Food Network Sponsorship

Strong Social and Digital Support to Engage Consumers Influencer Marketing Social Media and Web Original PR photo content created and photographed by the Fisher Fresh Thinkers Influencer Network

In-store Support to Drive Purchases Displays Aisle Blades

Snack Nuts

Fisher Snack Increase in Both Dollars and Pounds in FY 18 Total Fisher Snack Growth FY 18 vs. FY 17 Snack Nuts Source: JBSS shipment data 52 week versus 52 week comparison Fisher Snack Category only. DOLLAR NET SALES 4% POUND SALES

Fisher Snack Market Share has been Flat Since FY 13 Source: IRI: Total Snack Nut Category – Multi Outlet Geography –Periods: FY 13 to FY 18 data ending 6/24/18.

Exciting, Differentiated New Product Launch in FY 18

Strong Marketing Support to Communicate the Key Point of Difference Digital / Social & Print In Store Radio Sampling

Continued In-Stadium Marketing Support 43

Pure and Simple Goodness

Continued Strong Dollars and Pound Growth for Orchard Valley Harvest in FY 18 Orchard Valley Harvest Growth FY 18 vs. FY 17 +64% +65% DOLLAR NET SALES POUND SALES Source: JBSS shipment data 52 week versus 52 week comparison. Includes Orchard Valley Harvest brand

Increasing Share Growth for Orchard Valley Harvest Over the Last 2 Fiscal Years Source: IRI: Total Produce Nut Category – Multi Outlet Geography Time Periods: to FY 13 Year Ending 6/30/13 to FY 2018 data ending 6/24/18

Resulting in Orchard Valley Harvest being the Fastest Growing Brand in Nuts! % Change Total Dollars 63% Source: IRI – MULO Latest 52 weeks 6/24/18 versus prior year 47

Source: IRI: Total Produce Nut Category – Multi Outlet Geography Time Periods: to FY 13 Year Ending 6/30/13 to FY 2018 data ending 6/24/18 OVH Continues to Enjoy Steady Distribution Growth

BREAUX Markets 1 1 2 2 National Distribution Updated 8.18.18 Orchard Valley Harvest Establishing National Distribution 49

Orchard Valley Harvest Multi - Packs Capitalize on 4 Key Platforms Wellness Indulgent Core Snack Salad Toppers 50

Social Media and Digital Support to Engage Consumers 51

In-Store Support to Drive Purchases 52

We Welcome the Newest Members of the JBSS Family 53

Squirrel Acquisition is a Strong Fit with Our “Expand Consumer Reach” Strategic Pillar 54

Expanding eCommerce Presence 55

Social Media Marketing Engages Consumers and Drives Awareness 56

Southern Style Nuts has Strong Equity in Hunter Mix Items 57

Fy 2019 strategies and closing comments

GROWTH DRIVERS Expand distribution with existing customers Increase sales velocity Gain new customers Launch new products Mergers & Acquisitions FY2019 Plan Consumer Commercial Ingredients Contract Packaging HEADWINDS & TAILWINDS JBSS Strategies & Market Forces Resources & Structure Competitive Landscape Supply Chain Dynamics Consumption Trends Talent & Retention

60

Snack Nuts Grow Brands Recipe Nuts

Maintain Fisher Recipe #1 Market Share Position Nationally by Expanding Distribution

Updated 8.18.18 Snack Distribution Reposition Fisher Snack and Expand Distribution Nationally 63

We’re Taking Orchard Valley Harvest “On the Go” 64

Drive Orchard Valley Harvest Growth with New Platforms like Salad Toppers NO Artificial INGREDIENTS 8 Individual ServingsMulti Pack!

Expanding Distribution with Innovative New Products Recipe Nuts Snack Nuts

Expanding Consumer Reach Across All JBSS Brands Foodservice Club Stores Convenience Store Travel eCommerce

Operational Excellence Quality / Regulatory Commodity Expertise Be Preferred Partner to Build Profitable Volume of Value-Added Nuts & Snacks

This Team Will Drive Results

JBSS Mission To be the global leader of quality driven, innovative nut solutions that enhance the customer and consumer experience and achieve consistent, profitable growth for our shareholders. We will accomplish this through our commitment to a dynamic infrastructure that maximizes the potential of our brands, people and processes.

JBSS 5 Year Share Price Comparison $24.58 to $63.06 = +157% 71 Source: NASDAQ 5 year chart 10/31/18

Thank You We Look Forward to a Successful FY 2019